                         UNITED STATES BANKRUPTCY COURT
                                  DISTRICT OF
                                    DELAWARE


In re Highlands Insurance Group, Inc. et al.  Case No. 02-13196 through 02-13201
             Debtor

                        INITIAL MONTHLY OPERATING REPORT

FILE REPORT AND ATTACHMENTS WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                      WITHIN 15 DAYS AFTER ORDER FOR RELIEF

Certificates of insurance must name United States Trustee as a party to be notified in the event of policy cancellation. Bank accounts and checks must bear the name of the debtor, the case number, and the designation "Debtor in Possession." Examples of acceptable evidence of Debtor in Possession Bank accounts include voided checks, copy of bank deposit agreement/certificate of authority, signature card, and/or corporate checking resolution.

                                                                              DOCUMENT              EXPLANATION
REQUIRED DOCUMENTS                                                            ATTACHED                ATTACHED
------------------                                                            --------                --------
12-Month Cash Flow Projection (Form IR-1)                                         X
Certificates of Insurance:
         Workers Compensation                                                    N/A
         Property                                                                N/A
         General Liability                                                        X
         Vehicle                                                                  X
         Other:_______________________________
Evidence of Debtor in Possession Bank Accounts                                   **
         Tax Escrow Account
         General Operating Account
         Other:_______________________________
         Other:_______________________________

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

--------------------------------------------                  -----------------------------------
Signature of Debtor                                           Date

--------------------------------------------                  -----------------------------------
Signature of Joint Debtor                                     Date

         /s/ Stephen L. Kibblehouse                                    11/19/02
--------------------------------------------                  -----------------------------------
Signature of Authorized Individual*                           Date

         Stephen L. Kibblehouse                                        CEO & President
--------------------------------------------                  -----------------------------------
Printed Name of Authorized Individual                         Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

**In process of setting up bank accounts.

IN RE HIGHLANDS INSURANCE GROUP, INC. ET AL.             CASE NO.   02-13196 THROUGH 02-13201

     CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: NOVEMBER 2002 THROUGH OCTOBER 2003

This schedule must be filed with the Court and a copy submitted to the United States Trustee within 15 days after the order for relief. Amended cash flow projections should be submitted as necessary.

                                Month    Month    Month     Month    Month    Month    Month
                                 Nov      Dec      Jan       Feb      Mar      Apr      May
                               -------  -------  --------  -------  -------  -------  -------
Cash Beginning of Month        453,345  448,641   412,641  287,641  265,641  239,141  229,891

RECEIPTS
   CASH SALES                       --
   ACCOUNTS RECEIVABLE              --
   LOANS AND ADVANCES               --
   SALES OF ASSETS                  --
   OTHER - TAX REFUND               --                                        20,000
                               -------  -------  --------  -------  -------  -------  -------
       TOTAL RECEIPTS               --       --        --       --       --   20,000       --

DISBURSEMENTS
   NET PAYROLL                      --
   PAYROLL TAXES                    --
   SALES, USE, AND OTHER TAXES      --       --        --       --    2,500       --       --
   INVENTORY PURCHASES              --
   SECURED/RENTAL/LEASES            --
   INSURANCE                        --       --   100,000       --       --       --       --
   ADMINISTRATIVE & SELLING      1,000    1,000     1,000    1,000    1,000    1,000    1,000
   OTHER (ATTACH LIST)           3,704   10,000     3,500    1,000    3,000    7,000       --

   PROFESSIONAL FEES                --   20,000    20,000   20,000   20,000   20,000       --
   U.S. TRUSTEE FEES                --       --       500       --       --    1,250       --
   COURT COSTS                      --    5,000        --       --       --       --       --
                               -------  -------  --------  -------  -------  -------  -------
       TOTAL DISBURSEMENTS       4,704   36,000   125,000   22,000   26,500   29,250    1,000

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENT)    (4,704) (36,000) (125,000) (22,000) (26,500)  (9,250)  (1,000)

CASH END OF MONTH              448,641  412,641   287,641  265,641  239,141  229,891  228,891


                                Month    Month    Month     Month    Month
                                June     July      Aug      Sept      Oct     Total
                               -------  -------  -------   -------  -------  -------
Cash Beginning of Month        228,891  227,891  226,891   225,891  224,891

RECEIPTS
   CASH SALES
   ACCOUNTS RECEIVABLE
   LOANS AND ADVANCES
   SALES OF ASSETS
   OTHER - TAX REFUND
                               -------  -------  --------  -------  -------  -------
       TOTAL RECEIPTS               --       --       --        --       --

DISBURSEMENTS
   NET PAYROLL
   PAYROLL TAXES
   SALES, USE, AND OTHER TAXES      --       --       --        --       --
   INVENTORY PURCHASES
   SECURED/RENTAL/LEASES
   INSURANCE                        --       --       --        --       --
   ADMINISTRATIVE & SELLING      1,000    1,000    1,000     1,000    1,000
   OTHER (ATTACH LIST)              --       --       --        --       --

   PROFESSIONAL FEES                --       --       --        --       --
   U.S. TRUSTEE FEES                --       --       --        --       --
   COURT COSTS                      --       --       --        --       --
                               -------  -------  --------  -------  -------  -------
       TOTAL DISBURSEMENTS       1,000    1,000    1,000     1,000    1,000

NET CASH FLOW
(RECEIPTS LESS DISBURSEMENT)    (1,000)  (1,000)  (1,000)   (1,000)  (1,000)

CASH END OF MONTH              227,891  226,891  225,891   224,891  223,891

                                                                             FORM IR-1
                                                                                 (9/99)

IN RE  HIGHLANDS INSURANCE GROUP, INC. ET AL.                                                CASE NO.   02-13196 THROUGH 02-13201

                          CASH FLOW PROJECTIONS FOR THE 12 MONTH PERIOD: NOVEMBER 2002 THROUGH OCTOBER 2003

                                                                OTHER
---------------------------------------------------------------------------------------------------------------------------------
                                   Month  Month   Month  Month  Month  Month  Month  Month  Month  Month  Month  Month    Total
                                    Nov    Dec     Jan    Feb    Mar    Apr    May   June   July    Aug   Sept    Oct
                                   -----  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  ---------
   OTHER  (ATTACH LIST)
Board of Director Fees & Expenses     --   6,000     --     --     --  6,000     --     --     --     --     --     --
Printing & Mailing Notices to
Shareholders & Creditors              --   3,000  2,500     --  2,000     --     --     --     --     --     --     --
SEC Filings                        3,704   1,000  1,000  1,000  1,000  1,000
                                   -----  ------  -----  -----  -----  -----  -----  -----  -----  -----  -----  -----  ---------
       TOTAL                       3,704  10,000  3,500  1,000  3,000  7,000     --     --     --     --     --     --

                                                                                                                        FORM IR-1
                                                                                                                            (9/99)